EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 14, 2008 by and among HEALTHTRONICS, INC., a Georgia corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

        A.        The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of March 23, 2005. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

        B.        The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement.

        (a)     The definition of “Revolving Commitment ” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments is $60,000,000.

        (b)     Section 6.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.07 Restricted Payments. Except as identified on Schedule 6.07, Borrower will not, nor will it permit any of its Subsidiaries (other than Excluded Subsidiaries) to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) Subsidiaries of Borrower may declare and pay dividends ratably with respect to their Equity Interests, (iii) Borrower may, from time to time, pay dividends or make other payments in respect of Borrower’s common stock or common stock options or similar plans maintained by Borrower, and (iv) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may repurchase Equity Interests in Borrower in an aggregate amount not to exceed, from and after April 14, 2008, $10,000,000.

        (c)     Section 6.14(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

            (a)        the aggregate consideration paid by Borrower and the other Loan Parties (exclusive of consideration in the form of Equity Interests in and to Borrower and exclusive of consideration paid in connection with the acquisition of Advanced Medical Partners, Inc. scheduled to close on or about April 17, 2008), in the aggregate in any twelve (12) month period commencing after April 14, 2008, in connection with such acquisitions (including the present value of any Earn-Out Indebtedness, determined using assumptions reasonably acceptable to the Administrative Agent) shall not exceed $30,000,000;

        (d)     Schedule 2.01 of the Credit Agreement is hereby amended to be identical to Schedule 2.01 attached hereto.

        (e)     Schedule 3.12 of the Credit Agreement is hereby amended to be identical to Schedule 3.12 attached hereto.

        SECTION 2. Amendment Fee. The Borrower shall pay to each Lender an amendment fee in the amount of $5,000.

        SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all of its covenants, representations and warranties in the Credit Agreement.

        SECTION 4. Expenses. The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

2

       SECTION 5. Certifications. The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred since December 31, 2007 and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

       SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

        THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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        IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Schedule 2.01 – Commitments
Schedule 3.12 – Consolidated Entities

HEALTHTRONICS, INC., a Georgia corporation

By:	/s/ Ross A. Goolsby

Ross A. Goolsby, Senior Vice President and Chief Financial Officer

[signature pages to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Daryl Parrish

Name: Title:	Daryl Parrish Vice President

[signature pages to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Dan Penkar

Name: Title:	Daniel Penkar S.V.P.

        [signature pages to First Amendment to Credit Agreement]

WACHOVIA BANK, NA

By:	/s/ George L. Woolsey

Name: Title:	George L. Woolsey S.V.P.

[signature pages to First Amendment to Credit Agreement]

        The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

AMCARE HEALTH SERVICES, INC.,
a Pennsylvania corporation
AMCARE, INC., a California corporation
FLORIDA LITHOLOGY NO. 2, INC., a Florida corporation
HEALTHTRONICS SERVICE CENTER, LLC
a Delaware limited liability company
INTEGRATED HEALTH CARE MANAGEMENT CORP.,
a Delaware corporation
INTEGRATED HEARING SERVICES, INC.,
a Delaware corporation
INTEGRATED LITHOTRIPSY OF GEORGIA, INC.,
a Georgia corporation
INTEGRATED ORTHOTRIPSY, INC.,
a Delaware corporation
LITHO GROUP, INC., a Delaware corporation
LITHO MANAGEMENT, INC., a Texas corporation
LITHOTRIPTERS, INC., a North Carolina corporation
MEDSTONE INTERNATIONAL, INC.,
a Delaware corporation
MIDWEST CAMBRIDGE INC., an Illinois corporation
NGST, INC., a Tennessee corporation
N.Y.L.S.A. #4 INC., a Delaware corporation
PRIME KIDNEY STONE TREATMENT, INC.,
a New Jersey corporation
PRIME LITHOTRIPSY SERVICES, INC.,
a New York corporation
PRIME LITHOTRIPTER OPERATIONS, INC.,
a New York corporation
PRIME MANAGEMENT, INC., a Nevada corporation
PRIME MEDICAL OPERATING, INC.,
a Delaware corporation
SUN MEDICAL TECHNOLOGIES, INC.,
a California corporation
SURGICENTER MANAGEMENT, INC.,

        [signature pages to First Amendment to Credit Agreement]

a Delaware corporation T2 LITHOTRIPTER INVESTMENT, INC., a Delaware corporation

By:	/s/ Ross A. Goolsby

Ross A. Goolsby, Chief Financial Officer

HT LITHOTRIPSY MANAGEMENT COMPANY,
L.L.C., a Delaware limited liability company
HT PROSTATE SERVICES, L.L.C.,
a Delaware limited liability company
HT PROSTATE THERAPY MANAGEMENT
COMPANY, L.L.C., a Delaware limited liability company
KCPR, LLC, a Texas limited liability company
KEYSTONE ABG, LLC,
a Pennsylvania limited liability company
ROCKY MOUNTAIN PROSTATE THERMOTHERAPY
LLC, a Colorado limited liability company
SOUTH ORANGE COUNTY LITHOTRIPTERS, L.L.C.,
a California limited liability company

By:	/s/ Ross A. Goolsby

Ross A. Goolsby, Chief Financial Officer

HEALTHTRONICS GROUP, L.P., a Delaware limited partnership By: PRIME MEDICAL OPERATING, INC., a Delaware corporation, General Partner

By:	/s/ Ross A. Goolsby

Ross A. Goolsby, Chief Financial Officer

[signature pages to First Amendment to Credit Agreement]

MISSISSIPPI ORTHOTRIPSY ASSOCIATES, LP, a Mississippi limited partnership By: INTEGRATED ORTHOTRIPSY, INC., a Delaware corporation, General Partner

By:	/s/ Ross A. Goolsby

Ross A. Goolsby, Chief Financial Officer

[signature pages to First Amendment to Credit Agreement]

Lender	Revolving Commitments (as of April 14, 2008)
JPMorgan Chase Bank, National	$25,000,000
Association
Bank of America, N.A.	$25,000,000
Wachovia Bank, NA	$10,000,000

SCHEDULE 2.01

SCHEDULE 3.12

Subsidiaries of Borrower

WHOLLY-OWNED SUBSIDARIES
(whether direct or indirect)

CORPORATE ENTITIES:
Subsidiary	State Formed	EIN	Holder	Class Series	Outstanding
ClariPath Laboratories, Inc.	DE	20-3572686	HealthTronics, Inc.	Common	1,000
Litho Management, Inc.	TX	75-2679382	HealthTronics, Inc.	Common	1,000
Lithotripters, Inc.	NC	56-1587298	HealthTronics, Inc.	Common	40,000
Medstone International Incorporated	DE	66-0439440	HealthTronics, Inc.	Common	1,000
Prime Management, Inc.	NV	88-0343988	HealthTronics, Inc.	Common	1,000
Prime Medical Operating, Inc.	DE	13-2734997	HealthTronics, Inc.	Common	1,000
Surgicenter Management, Inc.	DE	54-2131620	HealthTronics, Inc.	Common	1,000
Florida Lithology No. 2, Inc.	FL	76-0702100	HealthTronics, Inc.	Common	1,000
Litho Group, Inc.	DE	52-2173283	HT Lithotripsy Management Company, LLC	Common	100
Amcare Health Services, Inc.	PA	23-2204440	Litho Group, Inc.	Common	1,000
Amcare, Inc.	CA	95-3806742	Litho Group, Inc.	Common	60,823
Integrated Hearing Services, Inc.	DE	58-1843123	Litho Group, Inc.	Common	100
Integrated Lithotripsy of Georgia, Inc.	GA	76-0702098	Litho Group, Inc.	Common	100
Midwest Cambridge, Inc.	IL	36-3299486	Litho Group, Inc.		10,000
N.Y.L.S.A. #4 Inc.	DE	36-3605989	Litho Group, Inc.	Common	100
T2 Lithotripter Investment, Inc.	DE	58-2060925	Litho Group, Inc.	Common	500
West Coast Cambridge, Inc.	CA	33-0114423	Litho Group, Inc.	Common	10,000
Alabama Renal Stone Institute, Inc.	AL	63-0894773	Prime Lithotripsy Services, Inc.	Common	1,000
Prime Kidney Stone Treatment, Inc.	NJ	22-3167335	Prime Lithotripsy Services, Inc.	Common	1,000
NGST, Inc.	TN	62-1611057	Prime Lithotripter Operations, Inc.	Common	2,260
Prime Lithotripsy Services, Inc.	NY	11-2560396	Prime Medical Operating, Inc.	Common	60
Prime Lithotripter Operations, Inc.	NY	13-3044748	Prime Medical Operating, Inc.	Common	200
Sun Medical Technologies, Inc.	CA	77-0254359	Prime Medical Operating, Inc.	Common Preferred-A Preferred-B	5,385,313 3,853,475 12,703,265
Integrated Orthotripsy, Inc.	DE	52-2098147	SurgiCenter Management, Inc.	Common	1,000

[signature pages to First Amendment to Credit Agreement]

SCHEDULE 3.12 Continued

WHOLLY-OWNED SUBSIDIARIES
(whether direct or indirect)

NON-CORPORATE ENTITIES:

1.	HealthTronics Group, L.P.	DE	74-2757440
2.	HealthTronics Medical, L.L.C.	DE	26-0181319
3.	HealthTronics Service Center, L.L.C.	DE	22-2477772
4.	HealthTronics TotalRad, LLC	DE	N / A
5.	HT Lithotripsy Management Company, L.L.C.	DE	58-2580207
6.	HT Prostate Services, L.L.C.	DE	20-0205272
7.	HT Prostate Therapy Management Company, L.L.C.	DE	41-2055763
8.	KCPR, LLC	TX	26-0036765
9.	Keystone ABG, LLC	PA	23-3081712
10.	OKS Prostate Services, LP	DE	20-2556760
11.	Rocky Mountain Prostate Thermotherapy LLC	CO	84-1515539

SCHEDULE 3.12 Continued

WHOLLY-OWNED SUBSIDARIES
(whether direct or indirect)

FOREIGN ENTITIES:

	Foreign Subsidiaries	Country of Formation
1.	HealthTronics GmbH	Switzerland
2.	HMT Holding AG	Switzerland

SCHEDULE 3.12 Continued

EXCLUDED SUBSIDARIES

		% Owned by the Companies
1.	Advanced Medical Partners, Inc.	7887 shares
2.	Advanced Urology Services, LLC	56.69
3.	Alaska Extracorporeal Shockwave Therapy, LLC	20.00
4.	Allied Urological Services, LLC	19.10
5.	ARKLATX Mobile Lithotripter Limited Partnership	18.558
6.	Bay Area Partners, Ltd.	15.00 GP 23.7547 LP
7.	Beltway Urology Services Limited Partnership	10.00
8.	Buckeye Urological Services, L.P.	13.6652
9.	Cascade Laser Services, L.L.C.	33.33
10.	Chesapeake Lithotripsy Ventures, Limited Partnership	5.00 LP
11.	Chesapeake Lithotripsy West, Limited Partnership	5.00 LP
12.	ClariPath Laboratories, Inc.	90.00
13.	Cobb Laser Services, L.L.C.	20.00
14.	Cobb Stone Treatment Group, LLC	1.00
15.	CryoPartners, LLC	11.00
16.	Dallas Lithotripsy L.P.	28.573
17.	Diamond State Lithotripsy, LLC	7.14 LP
18.	EDAP TMS	200,000 American depository shares
19.	Fayetteville Lithotripters Limited Partnership - Arizona I	43.112
20.	Fayetteville Lithotripters Limited Partnership - Arkansas I	10.000
21.	Fayetteville Lithotripters Limited Partnership - Louisiana I	17.7650
22.	Fayetteville Lithotripters Limited Partnership - South Carolina II	20.000
23.	Fayetteville Lithotripters Limited Partnership - Virginia I	31.807 GP 0.473 LP
24.	Florida Lithology, Ltd.	25.025 GP 20.000 LP
25.	Galaxy Lithotripsy, LLC	24.00
26.	Georgia Litho Group, LLLP	15.20
27.	Great Lakes Laser Services, L.P.	15.000
28.	Great Lakes Lithotripsy Partnership Limited Partnership	17.073 GP 0.599 LP
29.	Greater Alabama Lithotripsy, L.L.C.	10.000
30.	Greater Atlanta Lithotripsy, LLC	34.439
31.	Greater Nebraska Lithotripsy, LLC	55.90
32.	Gulf Coast II Lithotripsy, L.P.	25.00
33.	Gulf South Lithotripsy	22.4302
34.	High Plains Lithotripsy, LLC	52.118
35.	Kansas Lithotripsy, LLP	5.00
36.	Kentucky I Lithotripsy, LLC	18.512
37.	Keystone Lehigh Valley Mobile Partners, L.P.	100% of the GP interest & 34.45% of the LP interest

		% Owned by the Companies
38.	Keystone Mobile Partners, L.P.	20.45 GP 14.00 LP
39.	Keystone Mobile Services, L.P.	25 GP 25.89 LP
40.	Lithotripsy Institute of Indiana, LLC	3.4482402
41.	Lithotripsy Leasing, LLC	5.26
42.	Lithotripsy of Northern Indiana, LLC	49.999999
43.	Louisiana Lithotripters Investment Limited Partnership	1.202 GP 0.043 LP
44.	Metro Lithotripsy, LLC	10.00
45.	Midwest Urologic Stone Unit Limited Partnership	15.937800
46.	Mississippi Lithotripters Limited Partnership	20.00
47.	Mississippi Orthotripsy Associate, L.P.	39.000
48.	Mobile Bay Lithotripsy, LLC	43.559
49.	Mobile Kidney Stone Centers of California II, L.P.	41.803
50.	Mobile Kidney Stone Centers of California III, L.P.	44.442 GP 21.112 LP
51.	Mobile Kidney Stone Centers of California, Ltd. I	37.75
52.	Montana Urological Services, LLC	10.00
53.	New Jersey Kidney Stone Center, LLC	9.243700
54.	New Jersey Urological Services, LLC	20.00
55.	Northeast Tennessee Lithotripsy Partners L.P.	5.000
56.	Northern Nevada Lithotripsy, LLC	20.00
57.	Orthotripsy Services of Atlanta, L.P.	19.00
58.	OssaTron Services of Southern Kansas, L.P.	98.00
59.	OssaTronics of Houston, LLC	55.00
60.	Pacific Medical Limited Partnership	33.902 GP 15.648 LP
61.	ProMobile Therapies, LLC	5.000
62.	Prostate Laser Technologies, LLC	20.00
63.	Prostate Therapy Associates, L.L.C.	20.00
64.	Red River Urological Services L.P.	23.531 GP 49.412 LP
65.	Reston Lithotripsy Limited Partnership	20.105
66.	Rocky Mountain Laser, L.P.	10.000
67.	Sacramento ESL Services, L.L.C.	15.000
68.	San Diego Lithotripters Limited Partnership	28.162 GP 7.932 LP
69.	SanuWave, Inc.	4054 shrs
70.	SI Lithotripsy, L.L.C.	1.000
71.	South Kansas Lithotripsy, LLP	5.560
72.	South Orange County Lithotripters, L.L.C.	15.000
73.	South Orange West Coast JV	NA
74.	Southern California Stone Center, L.L.C.	32.50 LP
75.	Sullivan County Lithotripsy Services	10.00
76.	Sunshine Urological Services, L.P.	20.00 GP 3.00 LP
77.	Tennessee Lithotripters Limited Partnership I	23.012
78.	Tenn-GA Stone Group Two, a general partnership	15.168539
79.	Texas Lithotripsy Limited Partnership III L.P.	19.881

		% Owned by the Companies
80.	Texas Lithotripsy Limited Partnership V L.P.	20.00
81.	Texas Lithotripsy Limited Partnership VIII	15.7383 GP 2.1873 LP
82.	Theralogix II, LLC	15% Class B
83.	TotalRad OpCo, LLC	29.80
84.	Treasure Valley Urology Services, LLC	10.00
85.	Utah Lithotripsy L.P.	19.370
86.	Washington Urological Services, LLC	22.905
87.	West Coast Litho Services, L.L.C.	54.638
88.	Western Kentucky Lithotripters Limited Partnership	16.000
89.	Wyoming Urological Services, LP	22.403